                                                                   Exhibit 99.10


                                 COMPUTATIONAL MATERIALS FOR
                                 FIRST FRANKLIN MORTGAGE LOAN TRUST,
[MERRILL LYNCH LOGO]             SERIES 2005-FFH1
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION


                             COMPUTATIONAL MATERIALS

                          $[550,000,000] (APPROXIMATE)
                       FIRST FRANKLIN MORTGAGE LOAN TRUST
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-FFH1


                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         FIRST FRANKLIN FINANCIAL CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                             WELLS FARGO BANK, N.A.
                                     TRUSTEE

                                  MAY 19, 2005


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                 COMPUTATIONAL MATERIALS FOR
                                 FIRST FRANKLIN MORTGAGE LOAN TRUST,
[MERRILL LYNCH LOGO]             SERIES 2005-FFH1
--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        INTEREST ONLY LOANS

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance      $251,236,860
Aggregate Original Principal Balance         $251,244,255
Number of Mortgage Loans                            1,080

                                     MINIMUM          MAXIMUM         AVERAGE(1)
                                     -------          -------         ----------
Original Principal Balance           $39,900         $750,000         $232,634
Outstanding Principal Balance        $39,900         $750,000         $232,627

                                     MINIMUM          MAXIMUM      WEIGHTED AVERAGE(2)
                                     -------          -------      -------------------
Original Term (mos)                    360              360              360
Stated Remaining Term (mos) (3)        351              360              359
Loan Age (mos) (3)                       0                9                1
Current Interest Rate                6.000%          10.000%           7.700%
Initial Interest Rate Cap            3.000%           3.000%           3.000%
Periodic Rate Cap                    1.000%           1.000%           1.000%
Gross Margin                         5.250%           7.750%           6.327%
Maximum Mortgage Rate               12.000%          16.000%          13.689%
Minimum Mortgage Rate                6.000%          10.000%           7.689%
Months to Roll (3)                      20               60               26
Original Loan-to-Value               96.22%          103.00%           99.95%
Credit Score (4)                       557              805              667

                                    EARLIEST          LATEST
                                    --------          ------
Maturity Date                      08/01/2034       06/01/2035


                          PERCENT OF                                  PERCENT OF
LIEN POSITION          MORTGAGE POOL        YEAR OF ORIGINATION         MORTGAGE
                       -------------                                    --------
1st Lien                     100.00%        2004                           0.09%
                                            2005                          99.91%
OCCUPANCY
Primary                      100.00%        LOAN PURPOSE
Second Home                    0.00%        Purchase                      92.81%
                                            Refinance - Rate Term          0.66%
LOAN TYPE                                   Refinance - Cashout            6.53%
Fixed Rate                     1.88%
ARM                           98.12%        PROPERTY TYPE
                                            Single Family Residence       62.75%
AMORTIZATION TYPE                           Planned Unit Development      19.13%
Fully Amortizing               0.00%        Condominium                   11.63%
Interest-Only                100.00%        Two-to-Four Family                6%
Balloon                        0.00%

(1)   Sum of Principal Balance divided by total number of loans.

(2)   Weighted by Outstanding Principal Balance.

(3)   As of the Cut-Off Date

(4)   Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                                 AGGREGATE                             WEIGHTED   AVERAGE     WEIGHTED
                   NUMBER OF     PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE     PERCENT
RANGE OF           MORTGAGE       BALANCE      MORTGAGE     AVERAGE     CREDIT    BALANCE      ORIGINAL     FULL      PERCENT
MORTGAGE RATES       LOANS      OUTSTANDING      POOL       COUPON      SCORE   OUTSTANDING      LTV        DOC          IO
--------------       -----      -----------      ----       ------      -----   -----------      ---        ---          --
5.501% to 6.000%         1         $345,000      0.14%      6.000%       711     $345,000       100.00%      0.00%     100.00%
6.001% to 6.500%        23        7,203,158      2.87       6.415        716      313,181       100.10      46.43      100.00
6.501% to 7.000%       120       39,145,817     15.58       6.895        713      326,215        99.93      32.34      100.00
7.001% to 7.500%       257       67,352,106     26.81       7.322        687      262,070        99.96      38.47      100.00
7.501% to 8.000%       302       68,266,227     27.17       7.806        661      226,047        99.94      46.43      100.00
8.001% to 8.500%       221       41,124,867     16.37       8.326        631      186,085        99.93      68.10      100.00
8.501% to 9.000%       118       21,855,535      8.70       8.784        614      185,216        99.90      74.16      100.00
9.001% to 9.500%        27        4,081,000      1.62       9.296        609      151,148       100.00      91.08      100.00
9.501% to 10.000%       11        1,863,150      0.74       9.679        598      169,377        99.97     100.00      100.00
-----------------------------------------------------------------------------------------------------------------------------
Total:               1,080     $251,236,860    100.00%      7.700%       667     $232,627        99.95%     49.12%     100.00%
-----------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 6.000% per annum to 10.000% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.700% per annum.

REMAINING MONTHS TO STATED MATURITY

                                   AGGREGATE                             WEIGHTED   AVERAGE     WEIGHTED
RANGE OF             NUMBER OF     PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE     PERCENT
REMAINING MONTHS     MORTGAGE       BALANCE      MORTGAGE     AVERAGE     CREDIT    BALANCE      ORIGINAL     FULL      PERCENT
TO STATED MATURITY    LOANS       OUTSTANDING      POOL       COUPON      SCORE   OUTSTANDING      LTV        DOC          IO
------------------    -----       -----------      ----       ------      -----   -----------      ---        ---          --
349 to 360            1,080      $251,236,860     100.00%     7.700%       667     $232,627       99.95%     49.12%     100.00%
-------------------------------------------------------------------------------------------------------------------------------
Total:                1,080      $251,236,860     100.00%     7.700%       667     $232,627       99.95%     49.12%     100.00%
-------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 351 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 359 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                      AGGREGATE                             WEIGHTED   AVERAGE     WEIGHTED
RANGE OF                NUMBER OF     PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE     PERCENT
ORIGINAL MORTGAGE LOAN  MORTGAGE       BALANCE      MORTGAGE     AVERAGE     CREDIT    BALANCE      ORIGINAL     FULL      PERCENT
PRINCIPAL BALANCES        LOANS      OUTSTANDING      POOL       COUPON      SCORE   OUTSTANDING      LTV        DOC          IO
--------------            -----      -----------      ----       ------      -----   -----------      ---        ---          --
$50,000 or less              7          $306,400       0.12%      8.327%      621      $43,771      100.00%    100.00%      100.00%
$50,001 to $100,000        153        12,831,651       5.11       8.169       630       83,867       99.97      93.30       100.00
$100,001 to $150,000       238        30,340,228      12.08       7.965       636      127,480       99.92      90.32       100.00
$150,001 to $200,000       197        34,486,422      13.73       7.921       649      175,058       99.95      74.63       100.00
$200,001 to $250,000       114        25,554,503      10.17       7.725       662      224,162       99.95      53.97       100.00
$250,001 to $300,000        97        26,374,314      10.50       7.620       671      271,900      100.00      37.83       100.00
$300,001 to $350,000        73        23,882,263       9.51       7.725       657      327,154       99.93      50.81       100.00
$350,001 to $400,000        47        17,566,250       6.99       7.591       678      373,750      100.00      23.80       100.00
$400,001 to $450,000        36        15,189,583       6.05       7.426       682      421,933       99.95      19.74       100.00
$450,001 to $500,000        38        18,171,918       7.23       7.621       676      478,208       99.94      31.63       100.00
$500,001 to $550,000        36        19,020,888       7.57       7.409       698      528,358       99.99      27.79       100.00
$550,001 to $600,000        20        11,546,341       4.60       7.443       695      577,317      100.00      10.22       100.00
$600,001 to $650,000        10         6,255,650       2.49       7.463       716      625,565      100.31      10.29       100.00
$650,001 to $700,000         9         6,065,350       2.41       7.434       734      673,928       99.69      21.91       100.00
$700,001 to $750,000         5         3,645,100       1.45       7.201       726      729,020       98.91      19.58       100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                   1,080      $251,236,860     100.00%      7.700%      667     $232,627       99.95%     49.12%      100.00%
-----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $39,900 to approximately $750,000 and the average outstanding principal balance of the Mortgage Loans was approximately $232,627.

PRODUCT TYPES

                                    AGGREGATE                            WEIGHTED    AVERAGE      WEIGHTED
                      NUMBER OF     PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE   PERCENT
                      MORTGAGE      BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE      ORIGINAL    FULL       PERCENT
PRODUCT TYPES           LOANS      OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV        DOC          IO
-------------           -----      -----------      ----       ------      -----    -----------      ---        ---          --
30 Year Fixed Loans       27        $4,735,794      1.88%       8.285%      672      $175,400       99.91%     63.83%      100.00%
2/28 LIBOR ARM           815       197,565,868     78.64        7.673       669       242,412       99.95      44.88       100.00
3/27 LIBOR ARM           225        45,661,298     18.17        7.768       661       202,939       99.93      63.57       100.00
5/25 LIBOR ARM            13         3,273,900      1.30        7.545       687       251,838      100.00      82.11       100.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                 1,080      $251,236,860    100.00%       7.700%      667      $232,627       99.95%     49.12%      100.00%
---------------------------------------------------------------------------------------------------------------------------------

ADJUSTMENT TYPE

                                    AGGREGATE                            WEIGHTED    AVERAGE      WEIGHTED
                      NUMBER OF     PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE   PERCENT
                      MORTGAGE      BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE      ORIGINAL    FULL       PERCENT
ADJUSTMENT TYPE         LOANS      OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV        DOC          IO
---------------         -----      -----------      ----       ------      -----    -----------      ---        ---          --
Arm                     1,053     $246,501,066      98.12%     7.689%       667       $234,094      99.95%    48.84%      100.00%
Fixed Rate                 27        4,735,794       1.88      8.285        672        175,400      99.91     63.83       100.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                  1,080     $251,236,860     100.00%     7.700%       667       $232,627      99.95%    49.12%      100.00%
---------------------------------------------------------------------------------------------------------------------------------


AMORTIZATION TYPE

                                      AGGREGATE                            WEIGHTED    AVERAGE      WEIGHTED
                        NUMBER OF     PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE   PERCENT
                        MORTGAGE      BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE      ORIGINAL    FULL       PERCENT
AMORTIZATION TYPE         LOANS      OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV        DOC          IO
-----------------         -----      -----------      ----       ------      -----    -----------      ---        ---          --
60 Month Interest-Only    1,080     $251,236,860     100.00%     7.700%       667      $232,627       99.95%    49.12%      100.00%
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,080     $251,236,860     100.00%     7.700%       667      $232,627       99.95%    49.12%      100.00%
------------------------------------------------------------------------------------------------------------------------------------

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                      AGGREGATE                            WEIGHTED    AVERAGE      WEIGHTED
                        NUMBER OF     PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                        MORTGAGE      BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE      ORIGINAL     FULL     PERCENT
GEOGRAPHIC LOCATION      LOANS      OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV         DOC        IO
-------------------       -----      -----------      ----       ------      -----    -----------      ---         ---        --
Alabama                     21       $2,716,850       1.08%      8.107%       628      $129,374      100.00%      95.58%    100.00%
Arizona                     14        3,423,700       1.36       7.637        660       244,550       99.85       69.35     100.00
Arkansas                     6          555,800       0.22       8.307        621        92,633      100.00      100.00     100.00
California                 223       92,021,473      36.63       7.371        691       412,652       99.94       21.05     100.00
Colorado                    16        4,021,490       1.60       7.869        639       251,343      100.00       55.58     100.00
Connecticut                  3          561,900       0.22       8.011        656       187,300      100.00       64.42     100.00
Delaware                     1          130,000       0.05       8.500        670       130,000      100.00      100.00     100.00
Florida                    101       21,468,843       8.55       7.906        664       212,563       99.99       49.09     100.00
Georgia                     75       11,691,057       4.65       8.050        637       155,881       99.93       84.78     100.00
Illinois                    34        8,336,334       3.32       7.931        678       245,186       99.89       55.02     100.00
Indiana                     24        3,262,243       1.30       7.886        633       135,927       99.97       86.84     100.00
Iowa                         2          136,344       0.05       7.931        683        68,172      100.00      100.00     100.00
Kansas                       4          791,600       0.32       8.081        625       197,900      100.00      100.00     100.00
Kentucky                     9        1,495,700       0.60       7.935        629       166,189      100.00      100.00     100.00
Louisiana                    4          391,800       0.16       7.985        617        97,950      100.00      100.00     100.00
Maine                        3          458,500       0.18       7.838        682       152,833      100.00      100.00     100.00
Maryland                    21        5,568,250       2.22       8.175        648       265,155      100.00       56.59     100.00
Massachusetts               18        5,647,688       2.25       7.772        673       313,760       99.66       36.07     100.00
Michigan                    82       12,676,886       5.05       7.773        659       154,596       99.94       70.06     100.00
Minnesota                   47       10,122,920       4.03       7.488        674       215,381      100.00       55.00     100.00
Missouri                    13        1,459,800       0.58       7.915        647       112,292      100.00       88.94     100.00
Nebraska                     1          102,000       0.04       9.000        602       102,000      100.00      100.00     100.00
Nevada                      19        4,846,600       1.93       7.567        666       255,084      100.00       36.29     100.00
New Hampshire                2          441,000       0.18       9.140        606       220,500      100.00      100.00     100.00
New Jersey                  19        5,996,932       2.39       7.596        676       315,628      100.00       45.34     100.00
New Mexico                   1          296,819       0.12       6.750        659       296,819      100.00      100.00     100.00
New York                    13        4,498,258       1.79       8.162        656       346,020       99.83       51.05     100.00
North Carolina              57        9,054,542       3.60       8.061        646       158,852       99.95       88.84     100.00
Ohio                        86       12,232,220       4.87       7.717        646       142,235       99.97       66.75     100.00
Oklahoma                     2          194,200       0.08       7.898        655        97,100      100.00       29.51     100.00
Oregon                      14        2,850,976       1.13       7.995        654       203,641      100.00       56.19     100.00
Pennsylvania                 4          350,100       0.14       7.848        614        87,525      100.00      100.00     100.00
Rhode Island                 3          774,000       0.31       8.391        633       258,000      100.00       33.20     100.00
South Carolina              30        4,403,711       1.75       8.113        642       146,790       99.86       79.60     100.00
Tennessee                   22        2,581,800       1.03       8.258        608       117,355      100.00      100.00     100.00
Texas                       25        3,924,406       1.56       7.942        628       156,976       99.95       84.45     100.00
Utah                        25        3,855,862       1.53       7.931        631       154,234      100.00       78.24     100.00
Vermont                      1          207,000       0.08       7.999        681       207,000      100.00        0.00     100.00
Virginia                     9        2,920,000       1.16       8.456        652       324,444       99.97       67.84     100.00
Washington                  14        3,351,330       1.33       7.736        681       239,381      100.00       56.88     100.00
West Virginia                1          130,650       0.05       6.999        703       130,650      100.00      100.00     100.00
Wisconsin                   11        1,285,275       0.51       8.058        647       116,843       99.98       90.97     100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                   1,080     $251,236,860     100.00%      7.700%       667      $232,627       99.95%      49.12%    100.00%
-----------------------------------------------------------------------------------------------------------------------------------

No more than approximately 1.03% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.


ORIGINAL LOAN-TO-VALUE RATIOS

                                       AGGREGATE                             WEIGHTED     AVERAGE    WEIGHTED
                         NUMBER OF     PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE   PERCENT
RANGE OF ORIGINAL        MORTGAGE      BALANCE      MORTGAGE     AVERAGE      CREDIT      BALANCE     ORIGINAL    FULL    PERCENT
LOAN-TO-VALUE RATIOS       LOANS      OUTSTANDING     POOL       COUPON       SCORE     OUTSTANDING     LTV        DOC       IO
--------------------       -----      -----------     ----       ------       -----     -----------     ---        ---       --
96.01% to 97.00%              6        $1,644,379     0.65%      7.608%        682       $274,063      96.79%     55.30%   100.00%
97.01% to 98.00%              8         2,735,200     1.09       7.701         689        341,900      97.66      57.36    100.00
98.01% to 99.00%             10         1,797,349     0.72       7.728         674        179,735      98.49      58.77    100.00
99.01% to 100.00%         1,054       244,086,282    97.15       7.702         667        231,581      99.99      48.71    100.00
100.01% to 101.00%            1           329,900     0.13       8.999         580        329,900     100.27     100.00    100.00
102.01% to 103.00%            1           643,750     0.26       6.500         769        643,750     103.00     100.00    100.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                    1,080      $251,236,860   100.00%      7.700%        667       $232,627      99.95%     49.12%   100.00%
---------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 96.22% to 103.00% and the weighted average Original Loan-to-Value Ratio fo the Mortgage Loans was approximately 99.95%.

LOAN PURPOSE

                                     AGGREGATE                            WEIGHTED      AVERAGE     WEIGHTED
                       NUMBER OF     PRINCIPAL     PERCENT OF  WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE   PERCENT
                       MORTGAGE       BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL     PERCENT
LOAN PURPOSE             LOANS      OUTSTANDING      POOL       COUPON      SCORE     OUTSTANDING      LTV        DOC        IO
------------             -----      -----------      ----       ------      -----     -----------      ---        ---        --
Purchase                 2,900      $488,522,120    81.55%       7.788%      664       $168,456      100.04%     57.27%     47.73%
Refinance - Cashout        552       100,315,118    16.75        7.938       654        181,730       99.76      32.55      16.35
Refinance - Rate Term       56        10,186,675     1.70        7.873       658        181,905       98.47      38.31      16.39
---------------------------------------------------------------------------------------------------------------------------------
Total:                   3,508      $599,023,913   100.00%       7.814%      662       $170,759       99.97%     52.81%     41.94%
---------------------------------------------------------------------------------------------------------------------------------

PROPERTY TYPE

                                       AGGREGATE                            WEIGHTED      AVERAGE     WEIGHTED
                           NUMBER OF   PRINCIPAL     PERCENT OF  WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE   PERCENT
                           MORTGAGE     BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL      PERCENT
PROPERTY TYPE               LOANS     OUTSTANDING      POOL       COUPON      SCORE     OUTSTANDING      LTV        DOC        IO
-------------               -----     -----------      ----       ------      -----     -----------      ---        ---        --
Single Family Residence       742     $157,642,144      62.75%     7.742%      663       $212,456       99.94%    54.29%     100.00%
Planned Unit Development      181       48,050,521      19.13      7.671       665        265,472       99.94     52.34      100.00
Condominium                   112       29,177,915      11.61      7.612       683        260,517       99.94     31.23      100.00
Two-to-Four Family             45       16,366,280       6.51      7.542       687        363,695      100.00     21.77      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                      1,080     $251,236,860     100.00%     7.700%      667       $232,627       99.95%    49.12%     100.00%
------------------------------------------------------------------------------------------------------------------------------------


DOCUMENTATION

                                         AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER OF   PRINCIPAL     PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                             MORTGAGE     BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE     ORIGINAL     FULL     PERCENT
DOCUMENTATION                 LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV        DOC       IO
------------                  -----     -----------      ----       ------      -----    -----------      ---        ---       --
Stated Plus                     369    $123,548,110      49.18%      7.511%      693       $334,819     99.95%      0.00%    100.00%
Full Documentation              696     123,401,850      49.12       7.897       641        177,302     99.94     100.00     100.00
Blended                           8       2,619,000       1.04       7.253       692        327,375    100.00       0.00     100.00
Limited Income Verification       6       1,082,900       0.43       7.402       677        180,483    100.00       0.00     100.00
No Income Verification            1         585,000       0.23       8.750       685        585,000    100.00       0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                        1,080    $251,236,860     100.00%      7.700%      667       $232,627     99.95%     49.12%    100.00%
------------------------------------------------------------------------------------------------------------------------------------


OCCUPANCY

                                         AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER OF   PRINCIPAL     PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                             MORTGAGE     BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE     ORIGINAL     FULL     PERCENT
OCCUPANCY                     LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV        DOC       IO
------------                  -----     -----------      ----       ------      -----    -----------      ---        ---       --
Primary                       1,080    $251,236,860    100.00%      7.700%       667      $232,627       99.95%     49.12%   100.00%
------------------------------------------------------------------------------------------------------------------------------------
Total:                        1,080    $251,236,860    100.00%      7.700%       667      $232,627       99.95%     49.12%   100.00%
------------------------------------------------------------------------------------------------------------------------------------

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOAN AGE SUMMARY

                                 AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                    NUMBER OF    PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE    PERCENT
MORTGAGE LOAN       MORTGAGE      BALANCE         MORTGAGE   AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL     PERCENT
AGE (MONTHS)          LOANS     OUTSTANDING         POOL      COUPON     SCORE    OUTSTANDING     LTV         DOC        IO
------------          -----     -----------         ----      ------     -----    -----------     ---         ---        --
0                      581     $127,434,473        50.72%     7.838%      662      $219,336      99.95%     56.10%    100.00%
1                      477      118,866,769        47.31      7.548       674       249,197      99.94      41.53     100.00
2                       15        3,624,952         1.44      7.866       664       241,663      99.74      40.88     100.00
3                        5        1,076,216         0.43      7.786       644       215,243     100.00      77.46     100.00
4                        1           55,900         0.02      7.999       653        55,900     100.00     100.00     100.00
9                        1          178,550         0.07      7.125       673       178,550     100.00     100.00     100.00
-----------------------------------------------------------------------------------------------------------------------------
Total:               1,080     $251,236,860       100.00%     7.700%      667      $232,627      99.95%     49.12%    100.00%
-----------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 month.


ORIGINAL PREPAYMENT PENALTY TERM

                                  AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                     NUMBER OF    PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE    PERCENT
ORIGINAL PREPAYMENT   MORTGAGE      BALANCE         MORTGAGE   AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL     PERCENT
PENALTY TERM          LOANS     OUTSTANDING         POOL      COUPON     SCORE    OUTSTANDING     LTV         DOC        IO
-------------------   -----     -----------         ----      ------     -----    -----------     ---         ---        --
None                    265      $59,100,316        23.52%     7.959%      662      $223,020      99.89%     60.48%    100.00%
12 Months                43       13,234,700         5.27      7.994       683       307,784      99.79      41.58     100.00
24 Months               472      122,492,217        48.76      7.625       671       259,517      99.97      38.23     100.00
36 Months               300       56,409,627        22.45      7.524       662       188,032      99.98      62.63     100.00
-----------------------------------------------------------------------------------------------------------------------------
Total:                1,080     $251,236,860       100.00%     7.700%      667      $232,627      99.95%     49.12%    100.00%
-----------------------------------------------------------------------------------------------------------------------------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 27 months.


CREDIT SCORES

                                 AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                    NUMBER OF    PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE    PERCENT
RANGE OF             MORTGAGE      BALANCE         MORTGAGE   AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL     PERCENT
CREDIT SCORES         LOANS     OUTSTANDING         POOL      COUPON     SCORE    OUTSTANDING     LTV         DOC        IO
-------------         -----     -----------         ----      ------     -----    -----------     ---         ---        --
557 to 575                1        $312,000          0.12%     8.625%     557      $312,000     100.00%     100.00%    100.00%
576 to 600              192      31,978,192         12.73      8.444      589       166,553      99.95      100.00     100.00
601 to 625              192      31,220,934         12.43      8.295      613       162,609      99.95       90.43     100.00
626 to 650              131      29,228,948         11.63      7.907      638       223,122      99.95       52.30     100.00
651 to 675              219      53,345,423         21.23      7.561      662       243,586      99.94       34.48     100.00
676 to 700              147      39,672,468         15.79      7.452      688       269,881      99.93       31.11     100.00
701 to 725               87      27,871,339         11.09      7.156      712       320,360      99.90       29.54     100.00
726 to 750               48      16,340,182          6.50      7.372      736       340,420      99.99       17.41     100.00
751 to 775               45      14,907,234          5.93      7.189      762       331,272     100.00       29.74     100.00
776 to 800               14       4,734,138          1.88      7.114      785       338,153     100.00       23.16     100.00
801 to 805                4       1,626,000          0.65      7.446      802       406,500      99.78       15.25     100.00
-----------------------------------------------------------------------------------------------------------------------------
Total:                1,080    $251,236,860        100.00%     7.700%     667      $232,627      99.95%      49.12%    100.00%
-----------------------------------------------------------------------------------------------------------------------------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 557 to 805 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 667.

GROSS MARGINS

                                   AGGREGATE                              WEIGHTED       AVERAGE    WEIGHTED
                    NUMBER OF      PRINCIPAL    PERCENT OF    WEIGHTED     AVERAGE      PRINCIPAL    AVERAGE    PERCENT
RANGE OF            MORTGAGE       BALANCE       MORTGAGE      AVERAGE      CREDIT       BALANCE     ORIGINAL     FULL     PERCENT
GROSS MARGINS         LOANS       OUTSTANDING      POOL        COUPON       SCORE      OUTSTANDING     LTV         DOC        IO
-------------         -----       -----------      ----        ------       -----      -----------     ---         ---        --
5.001% to 5.500%         1           $178,550       0.07%       7.125%       673        $178,550      100.00%    100.00%   100.00%
5.501% to 6.000%       310         83,031,052      33.68        7.246        673         267,842       99.99      44.27    100.00
6.001% to 6.500%       452        108,313,061      43.94        7.716        669         239,631       99.93      45.43    100.00
6.501% to 7.000%       229         43,863,503      17.79        8.190        655         191,544       99.90      63.67    100.00
7.001% to 7.500%        59         10,446,900       4.24        8.775        654         177,066       99.99      59.60    100.00
7.501% to 8.000%         2            668,000       0.27        8.750        683         334,000      100.00      12.43    100.00
---------------------------------------------------------------------------------------------------------------------------------
Total:               1,053       $246,501,066     100.00%       7.689%       667        $234,094       99.95%     48.84%   100.00%
---------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 5.250% per annum to 7.750% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.327% per annum.

MAXIMUM MORTGAGE RATES

                                    AGGREGATE                               WEIGHTED      AVERAGE     WEIGHTED
                      NUMBER OF     PRINCIPAL     PERCENT OF   WEIGHTED     AVERAGE      PRINCIPAL     AVERAGE   PERCENT
RANGE OF MAXIMUM      MORTGAGE       BALANCE       MORTGAGE     AVERAGE      CREDIT       BALANCE     ORIGINAL     FULL     PERCENT
MORTGAGE RATES          LOANS      OUTSTANDING       POOL       COUPON       SCORE      OUTSTANDING     LTV         DOC       IO
--------------          -----      -----------       ----       ------       -----      -----------     ---         ---       --
11.501% to 12.000%         1          $345,000       0.14%       6.000%       711        $345,000      100.00%     0.00%    100.00%
12.001% to 12.500%        23         7,203,158       2.92        6.415        716         313,181      100.10     46.43     100.00
12.501% to 13.000%       119        38,756,817      15.72        6.896        713         325,688       99.93     31.67     100.00
13.001% to 13.500%       254        66,845,156      27.12        7.321        688         263,170       99.96     38.33     100.00
13.501% to 14.000%       298        67,596,927      27.42        7.806        660         226,835       99.94     46.40     100.00
14.001% to 14.500%       212        39,673,423      16.09        8.323        629         187,139       99.93     67.71     100.00
14.501% to 15.000%       111        20,446,135       8.29        8.778        610         184,199       99.91     76.50     100.00
15.001% to 15.500%        24         3,771,300       1.53        9.300        611         157,138      100.00     90.35     100.00
15.501% to 16.000%        11         1,863,150       0.76        9.679        598         169,377       99.97    100.00     100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                 1,053      $246,501,066     100.00%       7.689%       667        $234,094       99.95%    48.84%    100.00%
-----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 12.000% per annum to 16.000% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.689% per annum.

NEXT RATE ADJUSTMENT DATE

                                    AGGREGATE                                WEIGHTED     AVERAGE   WEIGHTED
                    NUMBER OF       PRINCIPAL     PERCENT OF    WEIGHTED      AVERAGE    PRINCIPAL   AVERAGE    PERCENT
NEXT RATE           MORTGAGE        BALANCE        MORTGAGE      AVERAGE      CREDIT      BALANCE    ORIGINAL     FULL     PERCENT
ADJUSTMENT DATE       LOANS        OUTSTANDING       POOL        COUPON       SCORE     OUTSTANDING    LTV        DOC        IO
---------------       -----        -----------       ----        ------       -----     -----------    ---        ---        --
January 2007             1             $55,900       0.02%       7.999%         653       $55,900     100.00%    100.00%   100.00%
February 2007            2             434,050       0.18        7.371          664       217,025      99.99      44.12    100.00
March 2007              10           2,586,400       1.05        7.889          663       258,640      99.64      35.82    100.00
April 2007             351          93,627,872      37.98        7.519          675       266,746      99.95      35.49    100.00
May 2007               448         100,159,391      40.63        7.815          663       223,570      99.96      54.01    100.00
June 2007                3             702,255       0.28        7.497          663       234,085     100.00      23.25    100.00
February 2008            3             642,166       0.26        8.067          630       214,055     100.00     100.00    100.00
March 2008               5           1,038,552       0.42        7.808          664       207,710      99.98      53.50    100.00
April 2008             107          21,053,247       8.54        7.623          662       196,759      99.92      63.38    100.00
May 2008               110          22,927,333       9.30        7.890          660       208,430      99.94      63.17    100.00
August 2009              1             178,550       0.07        7.125          673       178,550     100.00     100.00    100.00
April 2010               8           2,148,850       0.87        7.349          695       268,606     100.00      72.74    100.00
May 2010                 4             946,500       0.38        8.070          671       236,625     100.00     100.00    100.00
----------------------------------------------------------------------------------------------------------------------------------
Total:               1,053        $246,501,066     100.00%       7.689%         667      $234,094      99.95%     48.84%   100.00%
----------------------------------------------------------------------------------------------------------------------------------